UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Small Cap Growth Fund
(All Share Classes)

Supplement dated August 20, 2007
to the Prospectuses dated December 31, 2006

On August 15, 2007, the Board of Trustees adopted changes to the Fund’s investment strategy that are described below and are expected to take effect on November 1, 2007.

The section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

The Small Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of small cap, U.S. companies with market capitalizations equal to those within the universe of the Russell 2000 Growth Index or with market capitalizations of less than $3.5 billion at the time of purchase, that the Fund’s sub-adviser, Mazama Capital Management, Inc. (Mazama), believes possess superior growth characteristics. Mazama utilizes a proprietary Price Performance Model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential.

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of small cap companies. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-UMSCG-807